Ameritas Life Insurance Corp. of New York

("Ameritas Life of NY")

Ameritas Life of NY Separate Account VUL

(Separate Account)

Supplement to:

Overture Encore! II

Prospectus Dated May 1, 2012

Supplement Dated May 1, 2020

1.	Subaccount underlying portfolios available as variable investment options for your Policy are:

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
Fidelity® Variable Insurance Products *	Fidelity Management & Research Company LLC
Fidelity® VIP Government Money Market Portfolio, Initial Class (1)
Fidelity® VIP Growth Portfolio, Service Class 2 (1)	Seeks to achieve capital appreciation.
Fidelity® VIP Investment Grade Bond Portfolio, Service Class 2 (1)	Seeks as high a level of current income as is consistent with the preservation of capital.
Fidelity® VIP Overseas Portfolio, Service Class 2 (1,2)	Seeks long-term growth of capital.
Subadvisers: (1) Other investment advisers serve as sub-advisers for the fund and (2) FMR Investment Management (UK) Limited (FMR UK).

*	FIDELITY is a registered service mark of FMR LLC. Used with permission.

2.	The following is added to the first page of your prospectus:

Ameritas and its subsidiaries continuously monitor their various businesses, internal and external operations, the financial services industry as a whole, and the effects of various external events on our businesses. In response to the current COVID-19 pandemic, we have taken additional steps to continuously provide service to our policy owners. We continuously monitor the life insurance company’s investments, and are keeping abreast of developing strategies, in order to ensure that we maintain our financial strength during this unprecedented time of general uncertainty due to the pandemic.

3.     The instructions for electing to receive communications electronically, on page one of your prospectus, are replaced with the following:

You may elect to receive shareholder reports and other communications from us electronically by:

1.	Calling our Customer Service Center at 877-280-6110 or

2.       Visiting ameritas.com and following these instructions:

•	Click on Account Access in the top right corner.
•	Select Life/Annuities/Disability and click Customer Login.
•	Click on your variable policy number, then the Electronic Consent tab and click Accept to indicate your preference for electronic information.
•	First time users click Register and follow the simple registration prompts. You’ll need your policy number, Social Security Number or tax identification number, and date of birth.

4.     In the section titled Tax Risks, the paragraph concerning tax risk associated with Policy debt is revised to read as follows:

There is a tax risk associated with Policy Debt. Although no part of a loan is treated as income to you when the loan is made (unless your Policy is a "modified endowment contract"), Surrender or lapse of the Policy could result in the loan being treated as a distribution at the time of lapse or Surrender. This could result in considerable taxable income. Under certain circumstances involving large amounts of outstanding loans the Owner might find they have to pay additional premium to keep their Policy from lapsing and to avoid a significant tax burden if the Policy should lapse.

IN 2441NY 5-20

5.     In the section titled Life Insurance Qualification; Tax Treatment of Death Benefit, the second bullet point is revised as follows:

▪	the death benefit generally should be fully excludable from the beneficiary's gross income; however, special rules apply to employer owned life insurance or if the policy is transferred for value, particularly in a reportable policy sale. The death benefit of life insurance owned by an employer is taxable unless the Insured is a certain class of employee and has been given notice and has consented to coverage on his life. Specific statutory requirements must be satisfied for the death benefit of employer owned life insurance to be excluded from taxable income.

6.     In the section titled Distributions from Policies Not Classified as Modified Endowment Contracts, the first sentence of the third paragraph is revised as follows:

Distributions (including upon Surrender and partial withdrawals) and loans from, or secured by, a Policy that is not a modified endowment contract are not subject to the 10% additional income tax rule.

All other provisions remain as stated in your Policy, prospectus, supplements and Statement of Additional Information as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp. of New York.

If you do not have a current prospectus, please contact Ameritas Life of NY at 877-280-6110.

IN 2441NY 5-20